UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ( X )

Filed by a Party other than the Registrant (  )

Check the appropriate box:

(   )Preliminary Proxy Statement

(   )Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

(   )Definitive Proxy Statement

(X)Definitive Additional Materials

(   )Soliciting Material Pursuant to Section 240.14a-11(c) or

Section 240.14a-12

ALJ Regional Holdings, Inc.

-----------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)No fee required.

(   )Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11.

 1)Title of each class of securities to which transaction applies:

 2)Aggregate number of securities to which transaction applies:

3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 4)Proposed maximum aggregate value of transaction:

 5)Total fee paid:

(   )Fee paid previously with preliminary materials.

(   )Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1)Amount Previously Paid:

 2)Form, Schedule or Registration State No.:

 3)Filing Party:

 4)Date Filed:

August 3, 2018   Dear Shareholders:   By now, you should have received your proxy material for the 2018 ALJ Regional Holdings, Inc. Annual  Meeting of Shareholders, which is scheduled to be held on August 17, 2018. According to our latest  records, your proxy vote for this meeting has not yet been received at the time of the mailing of this  reminder letter.   At this meeting, you are being asked to approve, among other proposals, the amendment and restatement  of the Restated Certificate of Incorporation of the Company to phase out the classified board structure of  the Board of Directors. The Board of Directors has approved this declassification proposal and  recommends that you vote FOR this declassification proposal. Additionally, both Institutional  Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co., LLC (“Glass Lewis”), which provide proxy  voting advisory services to thousands of institutional shareholders, have recommended that ALJ’s  shareholders vote FOR the declassification proposal.   ISS noted that “A vote FOR this proposal is warranted as it enhances board accountability to shareholders  and demonstrates a commitment to shareholders' interests on the part of management.”   Glass Lewis noted that “Given our belief that declassified boards promote director accountability, the  empirical evidence suggesting that classified boards reduce a firm’s value, and shareholders’ established  opposition to such a structure, Glass Lewis believes that classified boards are not in the best interests of  shareholders. We recommend that shareholders vote FOR this proposal.”   YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE TODAY. Approval of this  declassification proposal requires the affirmative vote of 80% of the outstanding shares entitled to vote.  Accordingly, if you do not vote, it will have the effect of a vote against this declassification proposal.   Voting instructions are located on the enclosed proxy card. If you hold your shares in multiple accounts,  you may receive more than one reminder letter and voting form. Please vote using each voting form you  receive, to ensure that all your shares are represented at the annual meeting.   If you have any questions or if you need any assistance voting, please contact Okapi Partners LLC,  our proxy solicitor assisting us in connection with the 2018 Annual Meeting, via phone at (855) 3050856  or via email at info@okapipartners.com.   Thank you for your continued support of ALJ Regional Holdings, Inc. and for taking the time to vote  your shares.   Sincerely,   ALJ Regional Holdings, Inc.    Jess Ravich  Executive Chairman

ALJ REGIONAL HOLDINGS, INC. ANNUAL  MEETING TO BE HELD ON  08/17/18 FOR HOLDERS AS OF 06/22/18                    * ISSUER CONFIRMATION COPY - INFO ONLY*  1-0001                               THIS FORM IS PROVIDED  FOR INFORMATIONAL PURPOSES ONLY.   PLEASE DO NOT USE IT FOR VOTING PURPOSES.   001627108  DIRECTORS   DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 1.   - 01-Michael C. Borofsky,02-Jess M. Ravich,03-Anna Van Buren  0010100   PROPOSAL(S)   DIRECTORS RECOMMENDED  2. *- To approve the amendment  and restatement of the Restated---------->>> FOR Certificate of Incorporation of the Company to phase out the classified board structure of the  Board of Directors.      3. *- To approve the amendment  and restatement of the Restated---------->>> FOR Certificate of  Incorporation of the Company to eliminate the Preferred Stock and authorize the issuance of 5,000,000 shares of blank check preferred stock.     4. *- To approve the amendment  and restatement of the Restated---------->>> FOR Certificate of Incorporation of the Company to update and modify the indemnification provisions.      5. *- To approve the amendment  and restatement of the Restated---------->>> FOR Certificate of Incorporation of the Company to update and modify the Section 382 ownership change  tax provisions.      6.  - To ratify the appointment of Mayer Hoffman Mccann P.C. as the-----»> FOR Company's independent registered public accounting firm for the fiscal year ending September 30,  2018.            DIRECTORS RECOMMEND FOR  ---»> 0012701       FOR  ---»> 0041600       FOR  ---»> 0011002       FOR  ---»> 0039900       FOR  ---»> 0010200                                          *NOTE* Such other business as may properly come before the meeting or any adjournment thereof.   FOLD AND DETACH HERE  ImPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD  ON 08/17/18 FOR ALJ REGIONAL HOLDINGS, INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM       ""I"" - 10-K REPORT                                                                                  -  PROXY STATEMENT  DIRECTORS (MARK "X" FOR ONLY ONE BOX) FOR ALL NOMINEES  WITHHOLD ALL NOMINEES  WITHHOLD AUTHORITY TO  VOTE FOR ANY INDIVIDUAL  NOMINEE  WRITE NUMBER(S) OF NOMINEE(S)  BELOW  USE NUMBER ONLY  2. FOR  AGN  ABS  PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING  AN "X" IN THE APPROPRIATE NUMBERED BOX  WITH BLUE OR BLACK INK   SEE  VOTING INSTRUCTION NO A/C: 2     ON REVERSE  3. FOR  AGN  ABS  001627108   PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING  4. FOR  AGN  ABS  BROADRIDGE P11003 51 MERCEDES WAY  EDGEWOOD NY 11717  5. FOR  AGN  ABS 6. FOR  AGN  ABS ALJ REGIONAL HOLDINGS, INC. 244 MADISON AVE, PmB #358 NEW YORK, NY 10016  FOLD AND DETACH HERE SIGNATURE(S) DATE

VOTING INSTRUCTIONS   TO OUR CLIENTS:   WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE   ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD   BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR   NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE   SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR   SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL   EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE   ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD   THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM   YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE   BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT   THE MEETING.   FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE   YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS   CAN BE DETERMINED BY REFERRING TO THE APPLICABLE   VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF   YOUR FORM.   FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES   HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF   SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE   ADJUSTED DOWNWARD.   PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED   BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER   MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS   ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN   THEIR CLIENTS’ ACCOUNTS ON UNCONTESTED ELECTIONS   OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING   INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT   BROKERS CANNOT VOTE THEIR CLIENTS’ SECURITIES IN   CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU   WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON   THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING   INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT   SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF   DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO   INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED   COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY   RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US   WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN   THIS ELECTION.   IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A   MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE   RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES.   THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT   RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST   VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR   BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED   AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE   FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25   DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER   FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY   AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN   MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE,   AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING   MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO   NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE   MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE   FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT   OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE.   WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN   IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN,   PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE   MEETING DATE.   THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS   REGARDING THE MEETING FOR WHICH THIS VOTING FORM   APPLIES.   INSTRUCTION 1   ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED   “ROUTINE”. WE WILL VOTE IN OUR DISCRETION ON ALL   PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.   IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES   CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.   INSTRUCTION 2   IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE   MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT   WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING   INSTRUCTIONS.   IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES   CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.   INSTRUCTION 3   IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT   THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR   SPECIFIC VOTING INSTRUCTIONS.   INSTRUCTION 4   WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING   MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS   OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST   RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING   INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT   THIS MEETING AND THE COMPANY HAS REQUESTED US TO   COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR   SECURITIES VOTED.   **IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN   BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE   RECEIVING THE VOTING INSTRUCTION FORM AND MEETING   MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF   YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER   MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER   THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR   INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE   OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE   REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER   THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING   ISSUER.   THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.   Proxy Services   P.O. Box 9175   Farmingdale NY 11735-9852   P.O. Box 9175   Please ensure you fold then detach and retain this portion of the Voting Instruction Form   WRONG WAY   Fold and Detach Here Fold and Detach Here